AIM Funds Intermediary Agreement Regarding Compliance with SEC Rule 22c-2

This Agreement is made and entered into by and between AIM Investment Services, Inc. (the “Transfer Agent”), a Delaware corporation and the Transfer Agent for certain management investment companies (each, a “mutual fund”) registered with the U.S. Securities and Exchange Commission (the “SEC”) and regulated under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Intermediaries identified below.

Recitals

WHEREAS, effective May 23, 2005, the SEC adopted Rule 22c-2 under the 1940 Act which requires every mutual fund (or on the fund’s behalf, the principal underwriter or transfer agent) to enter into a written agreement with each financial intermediary who sells shares or otherwise maintains accounts which hold shares of the fund for the benefit of a shareholder, as defined below, pursuant to which the Intermediaries agree to:

(i) provide, promptly upon request by the fund, the Taxpayer Identification Number of all shareholders that purchased, redeemed, transferred, or exchanged shares held through an account with the financial intermediary, and the amount and dates of such shareholder purchases, redemptions, transfers, and exchanges; and

(ii) execute any instructions from the fund to restrict or prohibit further purchases or exchanges of fund shares by a shareholder who has been identified by the fund as having engaged in transactions of fund shares (directly or indirectly through the intermediary’s account) that violate policies established by the fund for the purpose of eliminating or reducing any dilution of the value of the outstanding securities issued by the fund; and

(iii) use best efforts to determine, promptly upon the request of the fund, whether any other person that holds fund shares through the financial intermediaries is itself a financial intermediary (an “indirect intermediary”) and, upon further request by the fund, (A) provide (or arrange to have provided) the identification and transaction information described above with respect to shareholders who hold an account with an indirect intermediary, or (B) restrict or prohibit the indirect intermediary from purchasing securities issued by the fund; and

WHEREAS, the Intermediaries currently sells shares or otherwise maintains accounts which hold shares for the benefit of a shareholder or shareholders of certain mutual funds for which the Transfer Agent is the transfer agent (each, an “AIM Fund”); and

WHEREAS, the Transfer Agent has agreed to administer the AIM Funds’ compliance program related to Rule 22c-2;

NOW, THEREFORE, the premises considered, the Transfer Agent and the Intermediaries agree as follows:

1. Shareholders Defined. For purposes of this Agreement, the term shareholder means the holder of interests in a variable annuity or variable life insurance contract funded through the Intermediaries (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a Contract.

2. Shareholder-Initiated Transfer Purchase. The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) one-time step-up in Contract value pursuant to a Contract death benefit or living benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a free look period required under state law.

3. Shareholder-Initiated Transfer Redemption. The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

4. Compliance Obligations of Intermediaries. Beginning no later than October 16, 2007, or such other date as the SEC may designate as the date by which mutual funds must be in compliance with Rule 22c-2, the Intermediaries agree to provide the Transfer Agent, upon written request, the taxpayer identification number (“TIN”), if known, of any or all shareholders and the amount, date, name or other identifier of any investment professional(s) associated with the shareholder(s) (if known), and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of shares held through an account maintained by the Intermediaries during the period covered by the request. . Unless otherwise specifically requested by the Fund, the Intermediaries shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

(a) Period Covered by Request. Requests made pursuant to this Section must set forth a specific time period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Transfer Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the

Fund. Transfer Agent requests for Shareholder information shall be made no more frequently than quarterly except where the Transfer Agent has a reasonable belief that transactions submitted to the Transfer Agent by the Intermediaries indicate violation of Fund Anti-dilution Policies.

(b) Fund Anti-dilution Policies. The term “Fund Anti-dilution Policies” means policies established by the Fund and described in the Fund’s prospectus intended to eliminate or reduce any dilution of the value of the outstanding shares issued by the Fund.

(c) Form and Timing of Response. The Intermediaries agree to transmit the information requested in accordance with Section 4 of this Agreement that is on its books and records to the Transfer Agent or its designee within a commercially reasonable time not to exceed 10 business days, after receipt of a request. If the requested information is not on the Intermediaries’ books and records, the Intermediaries agree to:

(i)	provide or arrange to provide to the Transfer Agent the requested information from shareholders who hold an account with an indirect intermediary; or

(ii)	if directed by the Transfer Agent, block further purchases of Fund shares from such indirect intermediary.

In such instance, the Intermediaries agree to inform the Transfer Agent whether it plans to perform (i) or (ii).

Responses required by this Paragraph must be communicated in writing and in a format mutually agreed upon by the Intermediaries and the Transfer Agent. For purposes of this provision, the term indirect intermediary has the same meaning as in Rule 22c-2.

(d) Agreement to Restrict Trading. In the event the Transfer Agent determines that Shareholder-Initiated Purchase Transactions or Shareholder-Initiated Redemption Transactions of a Shareholder or Shareholders violate the Fund’s Anti-Dilution Policies and the Transfer Agent decides to impose a trading restriction on the Shareholder, Intermediary agrees to execute written instructions from the Transfer Agent to require further purchases or sales of fund shares by the Shareholder to be sent by Standard U.S. Mail (for a period of time determined by the Fund) or, if in the event this restriction does not halt the violations, take such other action as directed by Transfer Agent including prohibiting future purchases of fund shares by the Shareholder. Instructions must be received by the Intermediaries at the following address, or such other address that Intermediaries may communicate to the Transfer Agent in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

MassMutual Financial Group

Attn: Kimberly Biggs

1295 State Street

Springfield, MA 01111-0001

kbiggs@massmutual.com

860-562-4780

(e) Form of Instructions. Instructions submitted pursuant to this Section must include the TIN, if known, and the specific restriction(s) to be executed. If the TIN is not known, the instructions must include an equivalent identifying number of the shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(f) Timing of Response. The Intermediaries agree to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

(g) Confirmation by the Intermediaries. The Intermediaries agree to provide written confirmation to the Transfer Agent that instructions have been executed. The Intermediaries agree to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

5. Limitations on Use of Information. The Transfer Agent agrees

(a) to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws;

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies; and

d) to notify Intermediaries in accordance with applicable state law in the event of a compromise or other breach of the security, confidentiality or integrity of information received from the Intermediaries pursuant to this agreement.

6. Entire Agreement. This Agreement constitutes the entire understanding among the parties as to the Intermediaries obligations with respect to the matters discussed herein. This Agreement is not intended to amend or terminate any other agreements between among the parties which relate to the AIM Funds; provided, however, that (i) to the extent that the provisions of any other agreement among the parties are inconsistent with this Agreement, this Agreement shall control with respect to the matters discussed herein, and (ii) a breach of this Agreement shall constitute cause to terminate any other agreements among the parties which relate to the AIM Funds.

7. AIM Funds as Third-Party Beneficiaries. As required by Rule 22c-2, the Transfer Agent is entering into this Agreement as agent and on behalf of the AIM Funds. The AIM Funds shall have the right to enforce all terms and provisions of this Agreement against any and all parties hereto and otherwise involved in the activities contemplated herein.

8. Assignment. The Intermediaries shall not have the right to assign this Agreement without the prior written consent of the Transfer Agent, which consent may be withheld by the Transfer Agent if other necessary agreements related to the maintenance of shareholder accounts in the AIM Funds are not also assigned or otherwise negotiated with the party to which the Intermediaries desire to assign this Agreement. The Transfer Agent may assign this Agreement to any other affiliated entity which undertakes the role of transfer agent for the AIM Funds.

9. Amendment. Either the Transfer Agent or the Intermediaries may amend this Agreement by providing advance written notice of any such amendments to the other party.

10. Termination. The Transfer Agent may terminate this Agreement by providing written notice of termination to the Intermediaries. The Intermediaries may terminate this Agreement by providing sixty (60) days’ notice of termination to the Transfer Agent; provided, however, that no such notice of termination shall be effective for so long as the Intermediaries continue to maintain accounts which hold shares of the AIM Funds.

11. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of Texas, without respect to conflict of laws principles, and the 1940 Act.

Agreed and Executed:

AIM Investment Services, Inc.
By:
Name:
Title:

Address for delivery of notices hereunder:
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
Attention: General Counsel

Massachusetts Mutual Life Insurance Company
(Legal Name of Intermediary)

By:
Name:	Craig Waddington
Title:	Vice President
Date:

C.M. Life Insurance Company
(Legal Name of Intermediary)

By:
Name:	Craig Waddington
Title:	Vice President
Date:

Address for delivery of notices hereunder:
1295 State Street
Springfield, MA 01111
Attention: Susan Scanlon
Vice President

Rule 22c-2 Shareholder Information Agreement

Related to Variable Insurance Products

SHAREHOLDER INFORMATION AGREEMENT entered into as of                      by and between the Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company on behalf of an insurance company separate account. (collectively, the “Company”) with an effective date of October 16, 2007.

WHEREAS, the Company and the Underwriter and each Fund have entered into one or more participation agreements regarding the purchase and redemption of shares of the Fund by the Company on behalf of its separate accounts for the benefit of the holders of interests in variable annuity or variable life insurance contracts issued by the Company; and

WHERAS, the Company, and Underwriter desire to enter into a shareholder information agreement to comply with the provisions of SEC Rule 22c-2 under the Investment Company Act of 1940 and for other purposes;

NOW, THEREFORE, in consideration of their mutual promises, the Company and the Underwriter agree as follows:

1. Agreement to Comply with Policies. Company represents and warrants that it will comply with its policies and procedures designed to prevent excessive trading as approved by the Fund, or will comply with the Fund’s policies and procedures regarding excessive trading as set forth in the Fund’s prospectus.

2. Agreement to Provide Information. The Company agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)*, or other government-issued identifier (“GII”) and the Contract Owner number or participant account number associated with the Contract Owner, if known, of any or all Contract Owner(s) of the account, and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Company during the period covered by the request. Unless otherwise specifically requested by the Fund or its designee, the Company shall only be required to provide information relating to Contract Owner-Initiated Transfer Purchases or Contract Owner-Initiated Transfer Redemptions. Upon further request by the Fund or its designee, the Company agrees to provide the name or other identifier of any investment professionals (if known) associated with any Contract Owner(s) account

*	According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number

which has been identified by the Fund as having violated policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.1 Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by the Fund.

2.2 Form and Timing of Response. (a) The Company agrees to transmit the requested information that is on its books and records to the Fund or its designee promptly, but in any event not later than 10 business days, after receipt of a request. If requested by the Fund or its designee, the Company agrees to use best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section 2 is itself a financial intermediary (“indirect intermediary”) and, upon further request of the Fund or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in Section 1 for those Contract Owners who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Fund. The Company additionally agrees to inform the Fund whether it plans to perform (i) or (ii).

(b) Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Fund or its designee and the Company.

2.3 Limitations on Use of Information. The Underwriter agrees not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws unless otherwise agreed to by the Company. If the Underwriter becomes or is made aware of any disclosure to an unauthorized third party of any non-public personal financial information of a consumer provided or received by Underwriter in response to a request for information pursuant to the terms of this Agreement and determines that there is a reasonable likelihood of harm resulting from such disclosure, the Underwriter promptly shall, at its expense: (i) notify the other party; (ii) investigate the circumstances relating to such actual or suspected unauthorized access, use or disclosure; (iii) take commercially reasonable steps to mitigate the effects of such unauthorized access, use or disclosure and to prevent any reoccurrence; (iv) provide to the other such information regarding such unauthorized access, use or disclosure as is reasonably required for the other party to evaluate the likely consequences and any regulatory or legal requirements arising out of such unauthorized access, use or disclosure; and (v) cooperate with the other party to further comply with all relevant laws, rules and regulations.

3.1 Agreement to Restrict Trading. The Company agrees to execute written instructions from the Fund or its designee to restrict or prohibit a Contract Owner that has been identified by the Fund as having engaged in transactions of the Fund’s Shares (directly or indirectly through the Company’s account) that violate policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund. Unless otherwise directed by the Fund or its designee, any such restrictions or prohibitions shall only apply to Contract Owner-Initiated Transfer Purchases or Contract Owner-Initiated Transfer Redemptions that are effected directly or indirectly through the Company

3.2 Form of Instructions. Instructions must include the TIN, ITIN, or GII and the specific individual Contract Owner number or participant account number associated with the Contract Owner, if known, and the specific restriction(s) to be executed, including how long the restriction(s) is(are) to remain in place. If the TIN, ITIN, GII or the specific individual Contract Owner number or participant account number associated with the Contract Owner is not known, the instructions must include an equivalent identifying number of the Contract Owner(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Company, Underwriter agrees to provide to the Company, along with any written instructions to prohibit further purchases or exchanges of Shares by Contract Owner, information regarding those trades of the contract holder that violated the Fund’s policies.

3.3 Timing of Response. The Company agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Company.

3.4 Confirmation by Company. The Company must provide written confirmation to the Underwriter that instructions have been executed. The Company agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

4. Construction of the Agreement; Fund Participation Agreements. The parties have entered into one or more Fund Participation Agreements between or among them for the purchase and redemption of shares of the Funds by the Accounts in connection with the Contracts. This Agreement supplements those Fund Participation Agreements. To the extent the terms of this Agreement conflict with the terms of a Fund Participation Agreement, the terms of this Agreement shall control.

5. Termination. This Agreement will terminate upon the termination of the Fund Participation Agreements.

6. Definitions. As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

The term “Fund” includes the Fund’s principal underwriter, transfer agent or other designated affiliates. The term does not include any “excepted funds” as defined in SEC Rule 22c-2(b) under the Investment Company Act of 1940.1

The term “Shares” means the interests of Contract Owners corresponding to the redeemable securities of record issued by the Fund under the Investment Company Act of 1940 that are held by the Company.

The term “Contract Owner” means the holder of interests in a variable annuity or variable life insurance contract issued by the Company (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a contract.

The term “Contract Owner-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Contract Owner that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit; (iii) one-time step-up in Contract value pursuant to a Contract death benefit; (iv) pursuant to allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required free look period.

The term “Contract Owner-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Contract Owner that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

[1]

As defined in SEC Rule 22c-2(b), term “excepted fund” means any: (1) money market fund; (2) fund that issues securities that are listed on a national exchange; and (3) fund that affirmatively permits short-term trading of its securities, if its prospectus clearly and prominently discloses that the fund permits short-term trading of its securities and that such trading may result in additional costs for the fund.

The term “written” includes electronic writings and facsimile transmissions.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:

Name:

Its:

MML BAY STATE LIFE INSURANCE COMPANY

By:

Name:

Its:

C.M. LIFE INSURANCE COMPANY

By:

Name:

Its:

FIDELITY DISTRIBUTORS CORPORATION

By:
Name:	Bill Loehning
Title:	Executive Vice President
Date:

RULE 22C-2 AGREEMENT

This AGREEMENT, dated March 22 2007, is effective as of the 16th day of October, 2007, between ING Funds Services, LLC (the “IFS”) as administrator for each of the funds listed on the attached Schedule A (the “ING Funds”), Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company(collectively, the “Intermediary”).

WHEREAS, both parties desire to execute this Agreement in compliance with the requirements of Rule 22c-2 of the Investment Company Act of 1940 (“40 Act”), as amended (“Rule 22c-2”); and

WHEREAS, Intermediary, pursuant to the Participation Agreement, purchases Shares of the Fund to support certain variable life insurance and variable annuity contracts;

WHEREAS, Intermediary and IFS desire to enter into this agreement as a supplement to the Participation Agreement to define the information that Intermediary will provide to IFS in order that IFS may review such information about Shareholder transactions through the Intermediary and to otherwise evidence their compliance with Rule 22c-2 under the Investment Company Act of 1940.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, IFS and the Intermediary hereby agree as follows:

A. Agreement to Provide Shareholder Information.

1. Each Intermediary agrees to provide the IFS, upon written request, the following shareholder information for each fund listed in Schedule A:

a. the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (‘ITIN”) or other government-issued identifier (“GII”) of any or all Shareholders of the account;

b. The amount and dates of, and the Variable Product(s) associated with, such shareholder purchases, redemptions, transfers and exchanges;

c. the name or other identifier of any investment professional(s) associated with the Shareholder(s) account; and

d. Any other data mutually agreed upon in writing.

Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases and Shareholder-Initiated Transfer Redemptions.

B. Form of and Period Covered by a Request.

IFS agrees to provide to the Intermediary a written request including the TIN, if known, or any other identifying factor that would provide assistance in determining the identity of the Shareholder(s). Requests to provide such information shall set forth the specific period for which transaction information is sought. Unless otherwise agreed to by the Intermediary, any such request will not cover a period of more than 90 consecutive Calendar Days. Requests for Shareholder information shall not be made more than quarterly except where IFS has a reasonable belief that transactions submitted to IFS by the Intermediary indicate a violation of the Fund’s frequent trading policy.

C. Form and Timing of Response.

The Intermediary agrees to provide the requested information specified in Section A within a commercially reasonable time not to exceed 10 business days. If requested by IFS, Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specific in Section A is itself a financial intermediary (“indirect intermediary”) and promptly either (i) provide (or arrange to have provided) the information set forth in Section A for those shareholders who hold an account with an indirect intermediary or (ii) restrict or prohibit the indirect intermediary from purchasing, in nominee name on behalf of other persons, securities administered by IFS. Intermediary shall promptly inform IFS whether it plans to provide such information or restrict trading. A response required by this paragraph must be in writing and in a mutually agreed upon format. To the extent practical, the format for any transaction information provided should be consistent with the NSCC Standardized Data Reporting Format.

D. Agreement to Restrict Trading.

In the event IFS determines that Shareholder-Initiated Purchase Transactions or Shareholder-Initiated Redemption Transactions of a Shareholder or Shareholders violate the Fund’s frequent trading policy and IFS determines to impose a trading restriction on the Shareholder, Intermediary agrees to execute written instructions from IFS to prohibit the Shareholder from submitting any transaction requests that would result in the purchase or sale of Fund shares by telephone, Internet, facsimile or other electronic means for a period of time determined by IFS or, in the event this restriction does not halt the violations, take such other action as directed by IFS. Unless otherwise directed by IFS, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to IFS in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

MassMutual Financial Group

Attn: Natty Gomes

100 Bright Meadow Boulevard

Enfield, CT 06154

ngomes@massmutual.com

(860) 562-2810

The Intermediary agrees to execute instruction to restrict trading as soon as reasonably practical, but not later than ten (10) business days after receipt of such instructions. The Intermediary will provide written confirmation to IFS that instructions from the Fund to restrict trading have been executed. Intermediary will provide such confirmation as soon as reasonably practical, but not later that ten (10) business days after instructions have been executed.

E. Limitation on Use of Information.

(a) to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws;

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies; and

d) to notify Intermediary in accordance with applicable state law in the event of a compromise or other breach of the security, confidentiality or integrity of information received from the Intermediary pursuant to this agreement.

F. Miscellaneous

Construction of the Agreement. This Agreement supplements and expressly does not supercede the Participation Agreement(s). To the extent the terms of this Agreement conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

Form of Notice. Any written instructions, requests or confirmations required or allowed by this Agreement may be made by electronic transmission of writings, including facsimile, to the addresses specified in this Agreement unless otherwise specified by either party.

Termination. This Agreement will terminate upon the date Fund shares are no longer held by the Intermediary and no longer made available as investment options to Shareholders or the date of termination of the Participation Agreement(s), if later.

G. Definitions

The term “Fund” is any open-end mutual fund administered by IFS and includes the fund’s principal underwriter and transfer agent. The term does not include any “excepted funds” as defined in Rule 22c-2(b).

The term “Shares” means the interest of Shareholders corresponding to the redeemable securities of record issued by the Fund under the 40 Act that are held by the Intermediary.

The Term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by the intermediary in nominee name.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (iii) one-time step-up in Contract value pursuant to a Contract death benefit or living benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a free look period required under state law.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “Participation Agreement” shall mean the Participation Agreement(s) and/or other similar agreement(s) relating to the Intermediary’s ability to purchase Fund shares to which Intermediary and the Fund are, and affiliates of the Fund may be parties.

The term “written” includes electronic writings and facsimile transmissions.

Massachusetts Mutual Life Insurance Company	ING Funds Services, LLC

Authorized Officer Signature	Authorized Officer Signature

Name and Title of Signing Officer	Name and Title of Signing Officer

C.M. Life Insurance Company

Authorized Officer Signature

Name and Title of Signing Officer

Schedule A

ING VP Real Estate

SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into as of March 12, 2007 by and between MML Series Investment Fund I (the “Fund”) and Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company (each an “Intermediary”) with an effective date of October 16, 2007.

Prior to the effective date of this Shareholder Information Agreement, the Fund and the Intermediary agree that any request made to the Intermediary by the Fund for shareholder transaction information, and the Intermediary’s response to such request, shall be governed by the current process with respect to responding to any such requests.

As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

The term “Fund Anti-dilution Policies” means policies established by the Fund and described in the Fund’s prospectus intended to eliminate or reduce any dilution of the value of the outstanding shares issued by the Fund.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund held by the Intermediary under the terms of the Participation Agreement, as defined below.

The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract funded through the Intermediary (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) one-time step-up in Contract value pursuant to a Contract death benefit or living benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a free look period required under state law.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “Participation Agreement” shall mean the Participation Agreement(s) and/or other similar agreement(s) relating to the Intermediary’s ability to purchase Fund shares to which Intermediary and the Fund are, and affiliates of the Fund may be parties.

The term “written” includes electronic writings and facsimile transmissions.

WHEREAS, Intermediary, pursuant to the Participation Agreement, purchases Shares of the Fund to support certain variable life insurance and variable annuity contracts;

WHEREAS, Intermediary and the Fund desire to enter into this agreement as a supplement to the Participation Agreement to define the information that Intermediary will provide to Fund in order that the Fund may review such information about Shareholder transactions through the Intermediary and to otherwise evidence their compliance with Rule 22c-2 under the Investment Company Act of 1940.

NOW, THEREFORE, the Fund and the Intermediary hereby agree as follows:

1.0 Shareholder Information

1.1. Agreement to Provide Information. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)1, or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

1.2 Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date or which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with Fund Anti-dilution Policies.

1.3 Timing of Requests. Fund requests for Shareholder information shall be made no

[1]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number

more frequently than quarterly except where the Fund has a reasonable belief that transactions submitted to the Fund by the Intermediary indicate violation of Fund Anti-dilution Policies.

1.4 Form and Timing of Response. (a) Intermediary agrees to provide, the information specified in 1.1 to the Fund or its designee within a commercially reasonable time not to exceed 10 calendar days from the date the Fund’s written request for information is received by Intermediary,

(b) Responses required by this paragraph must be communicated in writing and in a format or formats mutually agreed upon by the Fund and the Intermediary. In no event, will Intermediary be required to provide data in a format or through a data transmission facility that is not supported by Intermediary at the time this agreement is executed.

1.5 Limitations on Use of Information. The Fund agrees

(a) to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws; and

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies.

2.0 Agreement to Restrict Trading. In the event the Fund determines that Shareholder-Initiated Purchase Transactions or Shareholder-Initiated Redemption Transactions of a Shareholder or Shareholders violate the Fund’s Anti-Dilution Policies and the Fund determines to impose a trading restriction on the Shareholder, Intermediary agrees to execute written instructions from the Fund to prohibit the Shareholder from submitting any transaction requests that would result in the purchase or sale of Fund shares by telephone, Internet, facsimile or other electronic means for a period of time determined by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to the Fund in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

MassMutual Financial Group

Attn: Kimberly Biggs

1295 State Street

Springfield, MA 01111-0001

kbiggs@massmutual.com

860-562-4780

2.1 Form of Instructions. Instructions to restrict trading under Section 2.0 above must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund Anti-Dilution Policies.

2.2 Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable after receipt of the instructions by the Intermediary.

2.3 Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3.0 Miscellaneous

3.1 Construction of the Agreement. This Agreement supplements and expressly does not supercede the Participation Agreement(s). To the extent the terms of this Agreement conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

3.2 Form of Notice. Any written instructions, requests or confirmations required or allowed by this Agreement may be made by electronic transmission of writings, including facsimile, to the addresses specified in this Agreement unless otherwise specified by either party.

3.3 Termination. This Agreement will terminate upon the date Fund shares are no longer held by the Intermediary and no longer made available as investment options to Shareholders or the date of termination of the Participation Agreement(s), if later.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

Massachusetts Mutual Life Insurance Company	MML Series Investment Fund I
MML Bay State Life Insurance Company
C.M. Life Insurance Company

By:	By:

Date:	Date:

SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into as of March 12, 2007 by and between MML Series Investment Fund II (the “Fund”) and Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company (each an “Intermediary”) with an effective date of October 16, 2007.

Prior to the effective date of this Shareholder Information Agreement, the Fund and the Intermediary agree that any request made to the Intermediary by the Fund for shareholder transaction information, and the Intermediary’s response to such request, shall be governed by the current process with respect to responding to any such requests.

As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

The term “Fund Anti-dilution Policies” means policies established by the Fund and described in the Fund’s prospectus intended to eliminate or reduce any dilution of the value of the outstanding shares issued by the Fund.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund held by the Intermediary under the terms of the Participation Agreement, as defined below.

The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract funded through the Intermediary (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) one-time step-up in Contract value pursuant to a Contract death benefit or living benefit; (iii) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (iv) prearranged transfers at the conclusion of a free look period required under state law.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “Participation Agreement” shall mean the Participation Agreement(s) and/or other similar agreement(s) relating to the Intermediary’s ability to purchase Fund shares to which Intermediary and the Fund are, and affiliates of the Fund may be parties.

The term “written” includes electronic writings and facsimile transmissions.

WHEREAS, Intermediary, pursuant to the Participation Agreement, purchases Shares of the Fund to support certain variable life insurance and variable annuity contracts;

WHEREAS, Intermediary and the Fund desire to enter into this agreement as a supplement to the Participation Agreement to define the information that Intermediary will provide to Fund in order that the Fund may review such information about Shareholder transactions through the Intermediary and to otherwise evidence their compliance with Rule 22c-2 under the Investment Company Act of 1940.

NOW, THEREFORE, the Fund and the Intermediary hereby agree as follows:

1.0 Shareholder Information

1.1. Agreement to Provide Information. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)1, or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

1.2 Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date or which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with Fund Anti-dilution Policies.

1.3 Timing of Requests. Fund requests for Shareholder information shall be made no

[1]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number

more frequently than quarterly except where the Fund has a reasonable belief that transactions submitted to the Fund by the Intermediary indicate violation of Fund Anti-dilution Policies.

1.4 Form and Timing of Response. (a) Intermediary agrees to provide, the information specified in 1.1 to the Fund or its designee within a commercially reasonable time not to exceed 10 calendar days from the date the Fund’s written request for information is received by Intermediary,

(b) Responses required by this paragraph must be communicated in writing and in a format or formats mutually agreed upon by the Fund and the Intermediary. In no event, will Intermediary be required to provide data in a format or through a data transmission facility that is not supported by Intermediary at the time this agreement is executed.

1.5 Limitations on Use of Information. The Fund agrees

(a) to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws; and

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies.

2.0 Agreement to Restrict Trading. In the event the Fund determines that Shareholder-Initiated Purchase Transactions or Shareholder-Initiated Redemption Transactions of a Shareholder or Shareholders violate the Fund’s Anti-Dilution Policies and the Fund determines to impose a trading restriction on the Shareholder, Intermediary agrees to execute written instructions from the Fund to prohibit the Shareholder from submitting any transaction requests that would result in the purchase or sale of Fund shares by telephone, Internet, facsimile or other electronic means for a period of time determined by the Fund. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by Intermediary at the following address, or such other address that Intermediary may communicate to the Fund in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

MassMutual Financial Group

Attn: Kimberly Biggs

1295 State Street

Springfield, MA 01111-0001

kbiggs@massmutual.com

860-562-4780

2.1 Form of Instructions. Instructions to restrict trading under Section 2.0 above must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund Anti-Dilution Policies.

2.2 Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable after receipt of the instructions by the Intermediary.

2.3 Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3. Miscellaneous

3.1 Construction of the Agreement. This Agreement supplements and expressly does not supercede the Participation Agreement(s). To the extent the terms of this Agreement conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

3.2 Form of Notice. Any written instructions, requests or confirmations required or allowed by this Agreement may be made by electronic transmission of writings, including facsimile, to the addresses specified in this Agreement unless otherwise specified by either party.

3.3 Termination. This Agreement will terminate upon the date Fund shares are no longer held by the Intermediary and no longer made available as investment options to Shareholders or the date of termination of the Participation Agreement(s), if later.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

Massachusetts Mutual Life Insurance Company	MML Series Investment Fund II
MML Bay State Life Insurance Company
C.M. Life Insurance Company

By:	By:

Date:	Date:

SHAREHOLDER INFORMATION AGREEMENT

SHAREHOLDER INFORMATION AGREEMENT entered into as of                      by and between OppenheimerFunds Services, a division of OppenheimerFunds, Inc., and OppenheimerFunds Distributor, Inc. (together the “Fund”) and Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company and C.M. Life Insurance Company (each an “Intermediary”) with an effective date of October 16, 2007.

Prior to the effective date of this Shareholder Information Agreement, the Fund and the Intermediary agree that any request made to the Intermediary by the Fund for shareholder transaction information, and the Intermediary’s response to such request, shall be governed by the current process with respect to responding to any such requests.

As used in this Agreement, the following terms shall have the following meanings, unless a different meaning is clearly required by the contexts:

The term “Fund Anti-dilution Policies” means policies established by the Fund and described in the Fund’s prospectus intended to eliminate or reduce any dilution of the value of the outstanding shares issued by the Fund.

The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Fund held by the Intermediary under the terms of the Participation Agreement, as defined below.

The term “Shareholder” means the holder of interests in a variable annuity or variable life insurance contract funded through the Intermediary (“Contract”), or a participant in an employee benefit plan with a beneficial interest in a Contract.

The term “Shareholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (iii) one-time step-up in Contract value pursuant to a Contract death benefit or living benefit; (iv) allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) prearranged transfers at the conclusion of a free look period required under state law.

The term “Shareholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Shareholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

The term “Participation Agreement” shall mean the Participation Agreement(s) and/or other similar agreement(s) relating to the Intermediary’s ability to purchase Fund shares to which Intermediary and the Fund are, and affiliates of the Fund may be parties.

The term “written” includes electronic writings and facsimile transmissions.

WHEREAS, Intermediary, pursuant to the Participation Agreement, purchases Shares of the Fund to support certain variable life insurance and variable annuity contracts;

WHEREAS, Intermediary and the Fund desire to enter into this agreement as a supplement to the Participation Agreement to define the information that Intermediary will provide to Fund in order that the Fund may review such information about Shareholder transactions through the Intermediary and to otherwise evidence their compliance with Rule 22c-2 under the Investment Company Act of 1940.

NOW, THEREFORE, the Fund and the Intermediary hereby agree as follows:

1.0 Shareholder Information

1.1. Agreement to Provide Information. Intermediary agrees to provide the Fund or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”)1, or other government-issued identifier (“GII”) and the Contract owner number or participant account number associated with the Shareholder, if known, of any or all Shareholder(s) of the account and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund, the Intermediary shall only be required to provide information relating to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions.

1.1 Period Covered by Request. Requests must set forth a specific period, not to

[1]

According to the IRS’ website, the ITIN refers to the Individual Taxpayer Identification number, which is a nine-digit number that always begins with the number 9 and has a 7 or 8 in the fourth digit, example 9XX-7X-XXXX. The IRS issues ITINs to individuals who are required to have a U.S. taxpayer identification number but who do not have, and are not eligible to obtain a Social Security Number (SSN) from the Social Security Administration (SSA). SEC Rule 22c-2 inadvertently refers to the ITIN as the International Taxpayer Identification Number

exceed 90 days from the date or which transaction information is sought. The Fund may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with Fund Anti-dilution Policies.

1.2 Timing of Requests. Fund requests for Shareholder information shall be made no more frequently than quarterly except where the Fund has a reasonable belief that transactions submitted to the Fund by the Intermediary indicate violation of Fund Anti-dilution Policies.

1.3 Form and Timing of Response. (a) Intermediary agrees to provide, the information specified in 1.1 to the Fund or its designee within a commercially reasonable time not to exceed 10 calendar days from the date the Fund’s written request for information is received by Intermediary,

(b) Responses required by this paragraph must be communicated in writing and in a format or formats mutually agreed upon by the Fund and the Intermediary.

1.4 Limitations on Use of Information. The Fund agrees

(a) to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws;

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies; and

(d) to notify Intermediary in accordance with applicable state law in the event of a compromise or other breach of the security, confidentiality or integrity of information received from the Intermediary pursuant to this agreement.

2.0 Agreement to Restrict Trading. In the event the Fund determines that Shareholder-Initiated Purchase Transactions or Shareholder-Initiated Redemption Transactions of a Shareholder or Shareholders violate the Fund’s Anti-Dilution Policies and the Fund determines to impose a trading restriction on the Shareholder, Intermediary agrees to execute written instructions from the Fund to prohibit the Shareholder from submitting any transaction requests that would result in the purchase or sale of Fund shares by express mail, overnight delivery, telephone, Internet, facsimile or other electronic means for a period of time determined by the Fund. In such case, Intermediary will only accept such transaction requests via U.S. first class mail. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received in a mutually agreed upon address and format, including, if applicable, an e-mail and/or facsimile telephone number.

2.1 Form of Instructions. Instructions to restrict trading under Section 2.0 above must include the TIN, ITIN, or GII and the specific individual Contract owner number or participant account number associated with the Shareholder, if known. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Shareholder is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates. Upon request of the Intermediary, Fund agrees to provide to the Intermediary, along with any written instructions to prohibit further purchases or exchanges of Shares by Shareholder, information regarding those trades of the contract holder that violated the Fund Anti-Dilution Policies.

2.2 Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

2.3 Confirmation by Intermediary. Intermediary must provide written confirmation to the Fund that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

3. Miscellaneous

3.1 Construction of the Agreement. This Agreement supplements and expressly does not supercede the Participation Agreement(s). To the extent the terms of this Agreement conflict with the terms of a Participation Agreement, the terms of this Agreement shall control.

3.2 Form of Notice. Any written instructions, requests or confirmations required or allowed by this Agreement may be made by electronic transmission of writings, including facsimile, to the addresses specified in this Agreement unless otherwise specified by either party.

3.3 Termination. This Agreement will terminate upon the date Fund shares are no longer held by the Intermediary and no longer made available as investment options to Shareholders or the date of termination of the Participation Agreement(s), if later.

3.4 Future Developments. After the date of execution of this Agreement, Intermediary agrees to provide the Fund with the benefit, if such benefit is provided to any other mutual fund or mutual fund complex, of (i) any developments to Intermediary’s participant account or trade processing systems, or (ii) other operational changes, in each case if such development or change would enhance Intermediary’s ability to provide information under Section 1.1 or restrict trading under Section 2.0 of this Agreement. Intermediary and the Fund agree to amend this Agreement to the extent necessary or appropriate to reflect such developments or changes.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

Massachusetts Mutual Life Insurance Company	OppenheimerFunds Services
MML Bay State Life Insurance Company	(a division of OppenheimerFunds, Inc)
C.M. Life Insurance Company

By:	By:	Susan Cornwell

Date:	Date:

OppenheimerFunds Distributor, Inc

	By:	Richard Knott

Date:

RULE 22C-2 AMENDMENT TO PARTICIPATION AGREEMENT

AMENDMENT entered into as of                     , 2007, by and between Allianz Global Investors Distributors LLC (“AGID”), the principal underwriter for PIMCO Variable Insurance Trust (a “Trust”) and Massachusetts Mutual Life Insurance Company, and its subsidiary, C.M. Life Insurance Company (collectively, “the Intermediary”).

WHEREAS, Intermediary, pursuant to a Participation Agreement (as defined below), purchases Shares of the Trusts to fund certain variable annuity contracts issued by the Intermediaries (“Contracts”); and

WHEREAS, AGID and the Intermediary (each a “Party” and, together, the “Parties”) seek to enter into this Amendment in order for the Trusts, AGID and the Intermediary to comply with the requirements of Rule 22c-2 (“Rule 22c-2”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and to make other changes to the Participation Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, AGID and the Intermediaries hereby agree as follows:

A. Contractholder Information

A.1. Agreement to Provide Information. Intermediary agrees to provide Fund Agent, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) and the Contract owner number or participant account number, if known, of any or all Contractholder(s) of the account, the name or other identifier of any investment professional(s) associated with the Contractholder(s) or account (if known), and the amount, date and transaction type (purchase, redemption, transfer, or exchange) of every purchase, redemption, transfer, or exchange of Shares held through an account maintained by the Intermediary during the period covered by the request. Unless otherwise specifically requested by the Fund Agent, the Intermediary shall only be required to provide information relating to Contractholder-Initiated Transfer Purchases or Contractholder-Initiated Transfer Redemptions.

A.1.1. Period Covered by Request. Requests must set forth a specific period, not to exceed 90 days from the date of the request, for which transaction information is sought. Fund Agent may request transaction information older than 90 days from the date of the request as it deems necessary to investigate compliance with policies established or utilized by a Trust or Fund Agent for the purpose of eliminating or reducing any dilution of the value of the outstanding shares issued by a Fund.

If requested by Fund Agent, the Intermediary will provide the information specified in Section A.1 above for each trading day.

Timing of Requests. Fund Agent requests for Shareholder information shall be made no more frequently than quarterly except where the Fund Agent has a reasonable belief that transactions submitted to the Fund by the Intermediary indicate potential market timing or excessive trading or violation of other Fund Anti-dilution Policies.

A.1.2. Form and Timing of Response. Intermediary agrees to provide, within a commercially reasonable time not to exceed 10 business days upon request of Fund Agent, the requested information specified in Section A.1. The Intermediary agrees to use its best efforts to determine promptly whether any specific person about whom it has received the identification and transaction information specified in Section A.1 is itself a “financial intermediary,” as that term is defined in Rule 22c-2 (an “Indirect Intermediary”) and, upon request of Fund Agent, promptly either (i) provide (or arrange to have provided) the information set forth in Section A.1 for those Contractholders who hold an account with an Indirect Intermediary or (ii) restrict or prohibit the Indirect Intermediary from purchasing Shares in nominee name on behalf of other persons. Intermediary additionally agrees to inform Fund Agent whether it plans to perform (i) or (ii) above. Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the Parties.

A.1.3. Limitations on Use of Information. Fund Agent agrees

(a)	to keep confidential according to the standard it applies to its own confidential information of a like type;

(b) not to use the information received pursuant to this Agreement for any purpose other than as necessary to comply with the provisions of Rule 22c-2 or to fulfill other regulatory or legal requirements subject to the privacy provisions of Title V of the Gramm-Leach-Bliley Act (Public Law 106-102) and comparable state laws;

(c) not to disclose the information, without the prior written consent of Intermediary, to any third party except the Fund’s investment advisor and the Fund’s Board of Directors when necessary for these parties to evaluate the information in light of the Fund’s Anti-Dilution Policies or as required by law, court order or regulation, or as requested by any governmental agency or body or regulatory body having jurisdiction over this agreement; and

d) to notify Intermediary in accordance with applicable state law in the event of a compromise or other breach of the security, confidentiality or integrity of information received from the Intermediary pursuant to this agreement.

B. Execution of Trading Restriction Instructions

B.1. Agreement to Restrict Trading. In the event the Fund Agent determines that Shareholder Initiated Purchase Transactions or Shareholder Initiated Redemption Transactions of a Shareholder or Shareholders violate the policies established by the Fund for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Fund, the Intermediaries agree to execute written instructions from the Fund to prohibit the Shareholder from submitting any transaction requests that would result in the purchase or sale of Fund shares by telephone, Internet, facsimile or other electronic means. Unless otherwise directed by the Fund, any such restrictions or prohibitions shall only apply to Shareholder-Initiated Transfer Purchases or Shareholder-Initiated Transfer Redemptions that are effected directly or indirectly through Intermediary. Instructions must be received by us at the following address, or such other address that Intermediary may communicate to you in writing from time to time, including, if applicable, an e-mail and/or facsimile telephone number:

MassMutual Financial Group

Attn: Natty Gomes

100 Bright Meadow Boulevard

Enfield, CT 06154

ngomes@massmutual.com

(860) 562-2810

B.1.1. Form of Instructions. Instructions must include the TIN, ITIN or GII and the specific individual Contract owner number or participant account number associated with the Contractholder, if known, and the specific restriction(s) to be executed. If the TIN, ITIN, GII or the specific individual Contract owner number or participant account number associated with the Contractholder is not known, the instructions must include an equivalent identifying number of the Contractholder(s) or account(s) or other agreed upon information to which the instruction relates.

B.1.2 Timing of Response. The Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than ten (10) business days after receipt of the instructions by the Intermediary.

B.1.3. Confirmation by Intermediaries. The Intermediary must provide written confirmation to Fund Agent that Fund Agent’s instructions to restrict or prohibit trading have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten (10) business days after the instructions have been executed.

C. Definitions

For purposes of this Amendment, certain terms are used as defined in the preamble or body of this Amendment. The following terms shall have the following meanings, unless a different meaning is clearly required by the context:

C.1. The term “Contractholder” means the holder of interests in a Contract or a participant in an employee benefit plan with a beneficial interest in a Contract.

C.2. The term “Contractholder-Initiated Transfer Purchase” means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract to a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollment such as a transfer of assets within a Contract to a Fund as a result of “dollar cost averaging” programs, insurance company approved asset allocation programs, or automatic rebalancing programs; (ii) pursuant to a Contract death benefit or living benefit; (iii) as a result of a step-up in Contract value pursuant to a Contract death benefit or living benefit; (iv) as a result of an allocation of assets to a Fund through a Contract as a result of payments such as loan repayments, scheduled contributions, retirement plan salary reduction contributions, or planned premium payments to the Contract; or (v) pre-arranged transfers at the conclusion of a required “free look” period.

The term “Contractholder-Initiated Transfer Redemption” means a transaction that is initiated or directed by a Contractholder that results in a transfer of assets within a Contract out of a Fund, but does not include transactions that are executed: (i) automatically pursuant to a contractual or systematic program or enrollments such as transfers of assets within a Contract out of a Fund as a result of annuity payouts, loans, systematic withdrawal programs, insurance company approved asset allocation programs and automatic rebalancing programs; (ii) as a result of any deduction of charges or fees under a Contract; (iii) within a Contract out of a Fund as a result of scheduled withdrawals or surrenders from a Contract; or (iv) as a result of payment of a death benefit from a Contract.

C.3. The term “Funds” shall mean the constituent series of the Trusts, but for purposes of Section A of this Amendment shall not include Funds excepted from the requirements of paragraph (a) of Rule 22c-2 by paragraph (b) of Rule 22c-2.

C.4. The term “Fund Agent” shall mean AGID or such other persons or entities as may be designated as such by the Trusts for purposes of this Amendment from time to time.

C.5. The term “Participation Agreement” shall mean the Participation Agreement and/or other similar agreement(s) relating to transactions in Shares to which Intermediary or any of Intermediary’s predecessors, successors or affiliates is a party.

C.6. The term “promptly” shall mean as soon as practicable but in no event later than five (5) business days from Intermediary’s receipt of the request for information from Fund Agent

C.7. The term “Shares” means the interests of Contractholders corresponding to the redeemable securities of record issued by a Fund.

C.8. The term “written” includes electronic writings and facsimile transmissions. In addition, for purposes of this Amendment, the term “purchase” does not include the automatic reinvestment of dividends or distributions.

D. Additional Amendments to Participation Agreement

The Participation Agreement is hereby further amended to incorporate the provisions set forth in Exhibit A hereto.

E. Scope of Amendment

Intermediary acknowledges and agrees that this Amendment shall apply to the handling of all transactions in Shares, whether authorized under the Participation Agreement or any other agreement between or among Intermediary and a Trust, any transfer agent of a Trust, AGID, any other Fund Agent or any of their affiliates, and further acknowledges and agrees that the Participation Agreement and any other such agreement is hereby modified to the extent necessary to reflect the agreements herein.

F. Effective Date

This Amendment shall be effective October 16, 2007. Prior to the effective date of this Amendment, AGID and the Intermediary agrees that any request made to the Intermediary by AGID for Contractholder transaction information, and Intermediary’s response to such request, shall be governed by whatever practices AGID and the Intermediaries had utilized in the absence of a formal agreement, if any, to govern such requests.

G. Additional Obligations

It shall be the Intermediary’s obligation to make any required notification(s) to its Contractholders of the provisions of this Amendment and the Intermediary agrees to do so. The Intermediary also agrees to provide a prospectus to its Contractholders consistent with applicable legal requirements.

H. Amendments to Comply with Rule 22c-2

Without limiting any other provisions of this Amendment, including those provisions set forth in Exhibit A hereto, the Parties agree that AGID may, upon 30 days’ written notice to the Intermediaries, further amend or modify the Participation Agreement with the affirmative consent of the Intermediary in order to comply with Rule 22c-2, as such rule may be revised or interpreted by the Securities and Exchange Commission or its staff.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first above written.

ALLIANZ GLOBAL INVESTORS
DISTRIBUTORS LLC

By:
Title:

Legal name of Intermediary:

Massachusetts Mutual Life Insurance Company

By:
Title:

Legal name of Intermediary:

C.M. Life Insurance Company

By:
Title:

EXHIBIT A

Additional Amendments to Participation Agreement

Capitalized terms used in the provisions set forth below are used as defined in the Participation Agreement.

Compliance Matters. As required by the Participation Agreement, Intermediaries shall comply with provisions of the Prospectuses and Statement of Additional Information of each Trust, and with applicable federal and state securities laws. Among other things, Intermediaries shall be responsible for reasonably assuring that: (a) only orders to purchase, redeem or exchange Shares received by the Intermediaries or any Indirect Intermediary prior to the Valuation Time shall be submitted directly or indirectly by the Intermediaries to the Fund or its transfer agent or other applicable agent for receipt of a price based on the net asset value per Share calculated for that day in accordance with Rule 22c-1 under the 1940 Act1; and (b) the Intermediaries shall cause to be imposed and/or waived applicable redemption fees, if any, only in accordance with the relevant Fund’s then current Prospectuses or Statement of Additional Information and/or as instructed by Fund Agent. The Intermediaries further agree to make reasonable efforts to assist the Funds and their service providers (including but not limited to Fund Agent) to detect, prevent and report market timing or excessive short-term trading of Shares. For purposes of this provision, the term “Valuation Time” refers to the time as of which the Shares are valued on each business day, currently the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange is open for business.

[1]

Orders to purchase, redeem or exchange Fund shares received by Intermediary subsequent to the Valuation Time on any given day shall receive a price based on the next determined net asset value per Share in accordance with Rule 22c-1 under the 1940 Act.